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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 30, 2004


                              TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



           Maryland                        1-8520                52-1145429
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

         On December 3, 2004, Terra Industries Inc. issued a press release announcing the Arizona Court of Appeals affirmation of the January 2003 decision of the trial court that awarded Jerry Workman $10.1 million in damages in a lawsuit against Terra International, Inc., a Terra Industries Inc. subsidiary. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits

                 99.1     Press Release issued December 3, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TERRA INDUSTRIES INC.


                                       /s/ Mark A. Kalafut
                                       -----------------------------------------
                                       Mark A. Kalafut
                                       Vice President, General Counsel and
                                       Corporate Secretary


Date: December 6, 2004